Exhibit 99.4

TO:	Parsley Energy Employees	DATE:	Monday, October 14, 2019

FROM:	Matt Gallagher, CEO

RE:	A Natural Fit: Parsley Energy and Jagged Peak

Parsley team,

On behalf of Parsley’s executive leadership and board of directors, I am thrilled to announce that Parsley has entered a merger agreement to acquire Jagged Peak, an independent oil and natural gas company focused on unconventional development in the southern Delaware Basin in Texas. Following the close of the all-stock transaction, Parsley shareholders will own approximately 77% of the combined company and Jagged Peak shareholders will own 23% of the combined company.

This combination is a natural fit. Many of you are familiar with Jagged Peak, whose acreage lies adjacent to our acreage on Trees Ranch in Pecos and Reeves Counties, and may know members of their team. We know the region, the rock and the infrastructure and have demonstrated ways to efficiently develop it.

This year, we have initiated a shareholder dividend, reinforced our commitment to cash return on capital invested and growing free cash flow. The acquisition of Jagged Peak enhances these core strategies and net asset value. Cementing our position as a premiere Permian powerhouse.

There are many considerations as we look toward integration of the combined companies following closing of the transaction. We will provide additional information later today and in the weeks to come.

•	Today, 8:00 a.m. CT: Parsley Energy and Jagged Peak will host a joint investor conference call.

Dial 877-709-8150 ten minutes before the scheduled time and request the Parsley Energy conference call.

•	Today, 10:30 a.m. CT: I will host a Parsley Energy employee-only conference call. Please reference calendar invitation distributed shortly.

•

In the coming days, we will establish an integration team. Until then, please contact JAGquestions@parsleyenergy.com should you have individual questions on the integration and its impact to you or your team.

Thank you for your patience and confidentiality during this collaborative process. Prior to closing, Jagged Peak will continue to operate as a separate company, and any official communications with them should be limited to that required by your current duties. We expect to complete the transaction in the first quarter of 2020 after which the combined company will be led by Parsley’s executive management team and will assume two independent directors from the current Jagged Peak board of directors.

The transaction will likely generate some interest by the media and other third parties, and it is important for us to speak with one voice. Please follow our company policy and direct all media inquiries to Corporate Communications.

Please continue to focus on your day-to-day responsibilities as you are accustomed. Your daily discipline has allowed for this opportunity, and we will continue to rely on that effort going forward.

We look forward to working with our friends at Jagged Peak to deliver value for our combined shareholder base.

Congratulations!

No Offer or Solicitation

Communications in this document do not constitute an offer to sell or the solicitation of an offer to subscribe for or buy any securities or a solicitation of any vote or approval with respect to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Additional Information for Shareholders

In connection with the proposed transaction, Parsley and Jagged Peak intend to file materials with the Securities and Exchange Commission (“SEC”), including a Registration Statement on Form S-4 of Parsley (the “Registration Statement”) that will include a joint proxy statement/prospectus of Parsley and Jagged Peak. After the Registration Statement is declared effective by the SEC, Parsley and Jagged Peak intend to mail a definitive proxy statement/prospectus to the shareholders of Parsley and the shareholders of Jagged Peak. This document is not a substitute for the joint proxy statement/prospectus or the Registration Statement or for any other document that Parsley or Jagged Peak may file with the SEC and send to Parsley’s shareholders and/or Jagged Peak’s shareholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF PARSLEY AND JAGGED PEAK ARE URGED TO CAREFULLY AND THOROUGHLY READ THE JOINT PROXY STATEMENT AND THE REGISTRATION STATEMENT/PROSPECTUS, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY PARSLEY AND JAGGED PEAK WITH THE SEC, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PARSLEY, JAGGED PEAK, THE PROPOSED TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS.

Investors will be able to obtain free copies of the Registration Statement and joint proxy statement/prospectus, as each may be amended from time to time, and other relevant documents filed by Parsley and Jagged Peak with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Parsley will be available free of charge from Parsley’s website at www.parsleyenergy.com under the “Investors” tab or by contacting Parsley’s Investor Relations Department at (512) 505-5199 or IR@parsleyenergy.com. Copies of documents filed with the SEC by Jagged Peak will be available free of charge from Jagged Peak’s website at www.jaggedpeakenergy.com under the “Investor Relations” tab or by contacting Jagged Peak’s Investor Relations Department at (720) 215-3754 or jedwards@jaggedpeakenergy.com.

Participants in the Proxy Solicitation

Parsley, Jagged Peak and their respective directors and certain of their executive officers and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Parsley’s shareholders and Jagged Peak’s shareholders in connection with the proposed transaction. Information regarding the executive officers and directors of Parsley is included in its definitive proxy statement for its 2019 annual meeting filed with the SEC on April 8, 2019. Information regarding the executive officers and directors of Jagged Peak is included in its definitive proxy statement for its 2019 annual meeting filed with the SEC on April 10, 2019. Additional information regarding the persons who may be deemed participants and their direct and indirect interests, by security holdings or otherwise, will be set forth in the Registration Statement and joint proxy statement/prospectus and other materials when they are filed with the SEC in connection with the proposed transaction. Free copies of these documents may be obtained as described in the paragraphs above.

Cautionary Statement Regarding Forward-Looking Information

Certain statements in this document concerning the proposed transaction, including any statements regarding the expected timetable for completing the proposed transaction, the results, effects, benefits and synergies of the proposed transaction, future opportunities for the combined company, future financial performance and condition, guidance and any other statements regarding Parsley’s or Jagged Peak’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. Specific forward-looking statements include statements regarding Parsley and Jagged Peak’s plans and expectations with respect to the proposed transaction and the anticipated impact of the proposed transaction on the combined company’s results of operations, financial position, growth opportunities and competitive position. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995.

These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, the possibility that shareholders of Parsley may not approve the issuance of new shares of Parsley Class A common stock in the transaction or that shareholders of Jagged Peak may not approve the merger agreement; the risk that a condition to closing of the proposed transaction may not be satisfied, that either party may terminate the merger agreement or that the closing of the proposed transaction might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Parsley and Jagged Peak; the effects of the business combination of Parsley and Jagged Peak, including the combined company’s future financial condition, results of operations, strategy and plans; the ability of the combined company to realize anticipated synergies in the timeframe expected or at all; changes in capital markets and the ability of the combined company to finance operations in the manner expected; regulatory approval of the transaction; the effects of commodity prices; the risks of oil and gas activities; and the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the proposed transaction. Expectations regarding business outlook, including changes in revenue, pricing, capital expenditures, cash flow generation, strategies for our operations, oil and natural gas market conditions, legal, economic and regulatory conditions, and environmental matters are only forecasts regarding these matters.

Additional factors that could cause results to differ materially from those described above can be found in Parsley’s Annual Report on Form 10-K for the year ended December 31, 2018 and in its subsequently filed Quarterly Reports on Form 10-Q, each of which is on file with the SEC and available from Parsley’s website at www.parsleyenergy.com under the “Investors” tab, and in other documents Parsley files with the SEC, and in Jagged Peak’s Annual Report on Form 10-K for the year ended December 31, 2018 and in its subsequently filed Quarterly Reports on Form 10-Q, each of which is on file with the SEC and available from Jagged Peak’s website at www.jaggedpeakenergy.com under the “Investor Relations” tab, and in other documents Jagged Peak files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Parsley nor Jagged Peak assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.